Exhibit 10.2

Execution Version

FIRST AMENDMENT TO WARRANT TO PURCHASE

COMMON STOCK OF AMERICAN SHALE DEVELOPMENT, INC.

This FIRST AMENDMENT TO WARRANT TO PURCHASE COMMON STOCK OF AMERICAN SHALE DEVELOPMENT, INC. (this “Amendment”), dated as of February 28, 2013, is by and between AMERICAN SHALE DEVELOPMENT, INC., a Delaware corporation (the “Company”), and CHAMBERS ENERGY CAPITAL, LP (the “Holder”).

WHEREAS, the Company, as Borrower, the Lenders (as defined in the Credit Agreement) and Chambers Energy Management, LP, as administrative agent (the “Agent”), are parties to that certain Credit Agreement, dated as of February 29, 2012 (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”);

WHEREAS, in connection with the Existing Credit Agreement, the Company issued to the Holder a Warrant to Purchase Common Stock dated as of April 26, 2012, representing the right to acquire up to that number of shares of the Company’s common stock as more specifically set forth therein (the “Warrant”);

WHEREAS, on the date hereof, the Company, the Lenders and the Agent have entered into the Amended and Restated Credit Agreement (the “Credit Agreement”), pursuant to which the Company, the Agent and the Lenders have amended and restated the Existing Credit Agreement in the manner set forth therein; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit under the Credit Agreement that the Company shall have executed this amendment and delivered it to the Holder;

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms.

(a) Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Warrant.

(b) Each reference to “hereof’, “hereunder”, “herein” and “hereby” and each other similar reference contained in the Warrant, each reference to “this Warrant” contained in the Warrant and each other similar reference contained in the Warrant or any other Loan Document and each reference contained in this Amendment to the “Warrant” shall on and after the First Amendment Effective Date (as defined below) refer to the Warrant as amended by this Amendment. Any notices, requests, certificates and other instruments executed and delivered on or after the First Amendment Effective Date may refer to the Warrant without making specific reference to this Amendment but nevertheless all such references shall mean the Warrant as amended by this Amendment unless the context otherwise requires.

2. Amendments to Warrant. In reliance on the representations and warranties set forth in Section 4 below, the parties hereby agree to the following amendments as of the First Amendment Effective Date.

(a) Section 1 of the Warrant is hereby amended by amending and restating the following defined terms in their entirety:

“‘Closing Date’ means the “Original Closing Date” as defined in the Credit Agreement.”

“‘Credit Agreement’ means the Amended and Restated Credit Agreement dated as of February 28, 2013, among the Company, Chambers Energy Management, LP, as administrative agent, and the lenders from time to time party thereto, as the same may be amended, supplemented or otherwise modified from time to time.”

“‘Funding Date’ means the “Original Funding Date” as defined in the Credit Agreement.”

“‘Shallow Interest Assets’ means the Oil and Gas Properties (as defined in the Credit Agreement) of Parent listed on Schedule 1.1(b)-2 to the Existing Credit Agreement (as defined in the Credit Agreement).”

3. Representations and Warranties of Holder. The Company represents and warrants as of the date hereof to the Agent and each Lender that:

(a) The Company (i) has the power and authority (corporate or otherwise), and the legal right, to make, deliver and perform this Amendment and (ii) has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment;

(b) No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment; and

(c) This Amendment (i) has been duly executed and delivered on behalf of the Company and (ii) constitutes a legal, valid and binding obligation of the Company, enforceable against the Company, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

4. Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the Agent of this Amendment duly executed and delivered by a Responsible Officer of the Company and by the Agent (the date of satisfaction of such condition precedent, the “First Amendment Effective Date”).

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5. Loan Documents. This Amendment shall constitute a Loan Document, as such term is defined in the Credit Agreement. This Amendment is not intended to nor shall it be construed to create a novation or accord and satisfaction with respect to any of the Obligations.

6. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7. Integration; Execution. This Amendment and the other Loan Documents represent the entire agreement of the Company and the Holder with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Holder relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARDS TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

9. Survival. The representations and warranties contained in Section 3 of this Amendment shall survive the execution and delivery of this Amendment and the First Amendment Effective Date.

10. Ratification; No Other Amendments; No Waiver. Except as expressly modified hereby, the Warrant is hereby ratified and confirmed by the parties hereto and remains in full force and effect in accordance with the terms thereof. Other than as otherwise expressly provided herein, this Amendment shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege or remedy of the Holder, nor shall the entering into of this Amendment preclude any such Person from refusing to enter into any further amendments with respect to the Warrant or any of the other Loan Documents. Other than as otherwise expressly provided herein, this Amendment shall not constitute a waiver of compliance with any covenant or other provision in the Warrant or any other Loan Document or of the occurrence or continuance of any present or future Default or Event of Default.

11. Costs; Expenses. Subject to and in accordance with Section 9.5 of the Credit Agreement, regardless of whether the transactions contemplated by this Amendment are consummated, the Holder agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Holder incurred in connection with the development, preparation,

3

execution and delivery of this Amendment, including the reasonable fees and disbursements and other charges of counsel and consultants to the Holder.

12. Headings. The section headings contained in this Amendment are inserted for convenience only and will not affect in any way the meaning or interpretation of this Amendment.

13. Amendments. This Amendment may not be amended or modified except in the manner specified for an amendment of or modification to the Warrant in Section 17.6 of the Warrant.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

AMERICAN SHALE DEVELOPMENT, INC.

By:
Name: John G. Corp
Title: President

Signature Page to

First Amendment to Warrant

HOLDER:

CHAMBERS ENERGY CAPITAL, LP

By:
Guy Hoffman Managing Director

Signature Page to

First Amendment to Warrant

Execution Version

FIRST AMENDMENT TO WARRANT TO PURCHASE

COMMON STOCK OF AMERICAN SHALE DEVELOPMENT, INC.

This FIRST AMENDMENT TO WARRANT TO PURCHASE COMMON STOCK OF AMERICAN SHALE DEVELOPMENT, INC. (this “Amendment”), dated as of February 28, 2013, is by and between AMERICAN SHALE DEVELOPMENT, INC., a Delaware corporation (the “Company”), and CHAMBERS ENERGY CAPITAL EXEMPT SPECIAL, LP (the “Holder”).

WHEREAS, the Company, as Borrower, the Lenders (as defined in the Credit Agreement) and Chambers Energy Management, LP, as administrative agent (the “Agent”), are parties to that certain Credit Agreement, dated as of February 29, 2012 (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”);

WHEREAS, in connection with the Existing Credit Agreement, the Company issued to the Holder a Warrant to Purchase Common Stock dated as of April 26, 2012, representing the right to acquire up to that number of shares of the Company’s common stock as more specifically set forth therein (the “Warrant”);

WHEREAS, on the date hereof, the Company, the Lenders and the Agent have entered into the Amended and Restated Credit Agreement (the “Credit Agreement”), pursuant to which the Company, the Agent and the Lenders have amended and restated the Existing Credit Agreement in the manner set forth therein; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit under the Credit Agreement that the Company shall have executed this amendment and delivered it to the Holder;

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms.

(a) Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Warrant.

(b) Each reference to “hereof’, “hereunder”, “herein” and “hereby” and each other similar reference contained in the Warrant, each reference to “this Warrant” contained in the Warrant and each other similar reference contained in the Warrant or any other Loan Document and each reference contained in this Amendment to the “Warrant” shall on and after the First Amendment Effective Date (as defined below) refer to the Warrant as amended by this Amendment. Any notices, requests, certificates and other instruments executed and delivered on or after the First Amendment Effective Date may refer to the Warrant without making specific reference to this Amendment but nevertheless all such references shall mean the Warrant as amended by this Amendment unless the context otherwise requires.

2. Amendments to Warrant. In reliance on the representations and warranties set forth in Section 4 below, the parties hereby agree to the following amendments as of the First Amendment Effective Date.

(a) Section 1 of the Warrant is hereby amended by amending and restating the following defined terms in their entirety:

“‘Closing Date’ means the “Original Closing Date” as defined in the Credit Agreement.”

“‘Credit Agreement’ means the Amended and Restated Credit Agreement dated as of February 28, 2013, among the Company, Chambers Energy Management, LP, as administrative agent, and the lenders from time to time party thereto, as the same may be amended, supplemented or otherwise modified from time to time.”

“‘Funding Date’ means the “Original Funding Date” as defined in the Credit Agreement.”

“‘Shallow Interest Assets’ means the Oil and Gas Properties (as defined in the Credit Agreement) of Parent listed on Schedule 1.1(b)-2 to the Existing Credit Agreement (as defined in the Credit Agreement).”

3. Representations and Warranties of Holder. The Company represents and warrants as of the date hereof to the Agent and each Lender that:

(a) The Company (i) has the power and authority (corporate or otherwise), and the legal right, to make, deliver and perform this Amendment and (ii) has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment;

(b) No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment; and

(c) This Amendment (i) has been duly executed and delivered on behalf of the Company and (ii) constitutes a legal, valid and binding obligation of the Company, enforceable against the Company, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

4. Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the Agent of this Amendment duly executed and delivered by a Responsible Officer

2

of the Company and by the Agent (the date of satisfaction of such condition precedent, the “First Amendment Effective Date”).

5. Loan Documents. This Amendment shall constitute a Loan Document, as such term is defined in the Credit Agreement. This Amendment is not intended to nor shall it be construed to create a novation or accord and satisfaction with respect to any of the Obligations.

6. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7. Integration; Execution. This Amendment and the other Loan Documents represent the entire agreement of the Company and the Holder with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Holder relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARDS TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

9. Survival. The representations and warranties contained in Section 3 of this Amendment shall survive the execution and delivery of this Amendment and the First Amendment Effective Date.

10. Ratification; No Other Amendments; No Waiver. Except as expressly modified hereby, the Warrant is hereby ratified and confirmed by the parties hereto and remains in full force and effect in accordance with the terms thereof. Other than as otherwise expressly provided herein, this Amendment shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege or remedy of the Holder, nor shall the entering into of this Amendment preclude any such Person from refusing to enter into any further amendments with respect to the Warrant or any of the other Loan Documents. Other than as otherwise expressly provided herein, this Amendment shall not constitute a waiver of compliance with any covenant or other provision in the Warrant or any other Loan Document or of the occurrence or continuance of any present or future Default or Event of Default.

11. Costs; Expenses. Subject to and in accordance with Section 9.5 of the Credit Agreement, regardless of whether the transactions contemplated by this Amendment are

3

consummated, the Holder agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Holder incurred in connection with the development, preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements and other charges of counsel and consultants to the Holder.

12. Headings. The section headings contained in this Amendment are inserted for convenience only and will not affect in any way the meaning or interpretation of this Amendment.

13. Amendments. This Amendment may not be amended or modified except in the manner specified for an amendment of or modification to the Warrant in Section 17.6 of the Warrant.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

AMERICAN SHALE DEVELOPMENT, INC.

By:
Name:	John G. Corp
Title:	President

Signature Page to

First Amendment to Warrant

HOLDER:

CHAMBERS ENERGY CAPITAL EXEMPT SPECIAL, LP

By:
Guy Hoffman Managing Director

Signature Page to

First Amendment to Warrant

Execution Version

FIRST AMENDMENT TO WARRANT TO PURCHASE

COMMON STOCK OF AMERICAN SHALE DEVELOPMENT, INC.

This FIRST AMENDMENT TO WARRANT TO PURCHASE COMMON STOCK OF AMERICAN SHALE DEVELOPMENT, INC. (this “Amendment”), dated as of February 28, 2013, is by and between AMERICAN SHALE DEVELOPMENT, INC., a Delaware corporation (the “Company”), and CHAMBERS ENERGY CAPITAL EXEMPT, LP (the “Holder”).

WHEREAS, the Company, as Borrower, the Lenders (as defined in the Credit Agreement) and Chambers Energy Management, LP, as administrative agent (the “Agent”), are parties to that certain Credit Agreement, dated as of February 29, 2012 (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”);

WHEREAS, in connection with the Existing Credit Agreement, the Company issued to the Holder a Warrant to Purchase Common Stock dated as of April 26, 2012, representing the right to acquire up to that number of shares of the Company’s common stock as more specifically set forth therein (the “Warrant”);

WHEREAS, on the date hereof, the Company, the Lenders and the Agent have entered into the Amended and Restated Credit Agreement (the “Credit Agreement”), pursuant to which the Company, the Agent and the Lenders have amended and restated the Existing Credit Agreement in the manner set forth therein; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit under the Credit Agreement that the Company shall have executed this amendment and delivered it to the Holder;

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms.

(a) Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Warrant.

(b) Each reference to “hereof’, “hereunder”, “herein” and “hereby” and each other similar reference contained in the Warrant, each reference to “this Warrant” contained in the Warrant and each other similar reference contained in the Warrant or any other Loan Document and each reference contained in this Amendment to the “Warrant” shall on and after the First Amendment Effective Date (as defined below) refer to the Warrant as amended by this Amendment. Any notices, requests, certificates and other instruments executed and delivered on or after the First Amendment Effective Date may refer to the Warrant without making specific reference to this Amendment but nevertheless all such references shall mean the Warrant as amended by this Amendment unless the context otherwise requires.

2. Amendments to Warrant. In reliance on the representations and warranties set forth in Section 4 below, the parties hereby agree to the following amendments as of the First Amendment Effective Date.

(a) Section 1 of the Warrant is hereby amended by amending and restating the following defined terms in their entirety:

“‘Closing Date’ means the “Original Closing Date” as defined in the Credit Agreement.”

“‘Credit Agreement’ means the Amended and Restated Credit Agreement dated as of February 28, 2013, among the Company, Chambers Energy Management, LP, as administrative agent, and the lenders from time to time party thereto, as the same may be amended, supplemented or otherwise modified from time to time.”

“‘Funding Date’ means the “Original Funding Date” as defined in the Credit Agreement.”

“‘Shallow Interest Assets’ means the Oil and Gas Properties (as defined in the Credit Agreement) of Parent listed on Schedule 1.1(b)-2 to the Existing Credit Agreement (as defined in the Credit Agreement).”

3. Representations and Warranties of Holder. The Company represents and warrants as of the date hereof to the Agent and each Lender that:

(a) The Company (i) has the power and authority (corporate or otherwise), and the legal right, to make, deliver and perform this Amendment and (ii) has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment;

(b) No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment; and

(c) This Amendment (i) has been duly executed and delivered on behalf of the Company and (ii) constitutes a legal, valid and binding obligation of the Company, enforceable against the Company, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

4. Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the Agent of this Amendment duly executed and delivered by a Responsible Officer of the Company and by the Agent (the date of satisfaction of such condition precedent, the “First Amendment Effective Date”).

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5. Loan Documents. This Amendment shall constitute a Loan Document, as such term is defined in the Credit Agreement. This Amendment is not intended to nor shall it be construed to create a novation or accord and satisfaction with respect to any of the Obligations.

6. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7. Integration; Execution. This Amendment and the other Loan Documents represent the entire agreement of the Company and the Holder with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Holder relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARDS TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

9. Survival. The representations and warranties contained in Section 3 of this Amendment shall survive the execution and delivery of this Amendment and the First Amendment Effective Date.

10. Ratification; No Other Amendments; No Waiver. Except as expressly modified hereby, the Warrant is hereby ratified and confirmed by the parties hereto and remains in full force and effect in accordance with the terms thereof. Other than as otherwise expressly provided herein, this Amendment shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege or remedy of the Holder, nor shall the entering into of this Amendment preclude any such Person from refusing to enter into any further amendments with respect to the Warrant or any of the other Loan Documents. Other than as otherwise expressly provided herein, this Amendment shall not constitute a waiver of compliance with any covenant or other provision in the Warrant or any other Loan Document or of the occurrence or continuance of any present or future Default or Event of Default.

11. Costs; Expenses. Subject to and in accordance with Section 9.5 of the Credit Agreement, regardless of whether the transactions contemplated by this Amendment are consummated, the Holder agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Holder incurred in connection with the development, preparation,

3

execution and delivery of this Amendment, including the reasonable fees and disbursements and other charges of counsel and consultants to the Holder.

12. Headings. The section headings contained in this Amendment are inserted for convenience only and will not affect in any way the meaning or interpretation of this Amendment.

13. Amendments. This Amendment may not be amended or modified except in the manner specified for an amendment of or modification to the Warrant in Section 17.6 of the Warrant.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

AMERICAN SHALE DEVELOPMENT, INC.

By:
Name:	John G. Corp
Title:	President

Signature Page to

First Amendment to Warrant

HOLDER:

CHAMBERS ENERGY CAPITAL EXEMPT, LP

By:
Guy Hoffman Managing Director

Signature Page to

First Amendment to Warrant

Execution Version

FIRST AMENDMENT TO WARRANT TO PURCHASE

COMMON STOCK OF AMERICAN SHALE DEVELOPMENT, INC.

This FIRST AMENDMENT TO WARRANT TO PURCHASE COMMON STOCK OF AMERICAN SHALE DEVELOPMENT, INC. (this “Amendment”), dated as of February 28, 2013, is by and between AMERICAN SHALE DEVELOPMENT, INC., a Delaware corporation (the “Company”), and CHAMBERS ENERGY CAPITAL EXEMPT, LP (the “Holder”).

WHEREAS, the Company, as Borrower, the Lenders (as defined in the Credit Agreement) and Chambers Energy Management, LP, as administrative agent (the “Agent”), are parties to that certain Credit Agreement, dated as of February 29, 2012 (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”);

WHEREAS, in connection with the Existing Credit Agreement, the Company issued to the Holder a Warrant to Purchase Common Stock dated as of April 26, 2012, representing the right to acquire up to that number of shares of the Company’s common stock as more specifically set forth therein (the “Warrant”);

WHEREAS, on the date hereof, the Company, the Lenders and the Agent have entered into the Amended and Restated Credit Agreement (the “Credit Agreement”), pursuant to which the Company, the Agent and the Lenders have amended and restated the Existing Credit Agreement in the manner set forth therein; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit under the Credit Agreement that the Company shall have executed this amendment and delivered it to the Holder;

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms.

(a) Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Warrant.

(b) Each reference to “hereof’, “hereunder”, “herein” and “hereby” and each other similar reference contained in the Warrant, each reference to “this Warrant” contained in the Warrant and each other similar reference contained in the Warrant or any other Loan Document and each reference contained in this Amendment to the “Warrant” shall on and after the First Amendment Effective Date (as defined below) refer to the Warrant as amended by this Amendment. Any notices, requests, certificates and other instruments executed and delivered on or after the First Amendment Effective Date may refer to the Warrant without making specific reference to this Amendment but nevertheless all such references shall mean the Warrant as amended by this Amendment unless the context otherwise requires.

2. Amendments to Warrant. In reliance on the representations and warranties set forth in Section 4 below, the parties hereby agree to the following amendments as of the First Amendment Effective Date.

(a) Section 1 of the Warrant is hereby amended by amending and restating the following defined terms in their entirety:

“‘Closing Date’ means the “Original Closing Date” as defined in the Credit Agreement.”

“‘Credit Agreement’ means the Amended and Restated Credit Agreement dated as of February 28, 2013, among the Company, Chambers Energy Management, LP, as administrative agent, and the lenders from time to time party thereto, as the same may be amended, supplemented or otherwise modified from time to time.”

“‘Funding Date’ means the “Original Funding Date” as defined in the Credit Agreement.”

“‘Shallow Interest Assets’ means the Oil and Gas Properties (as defined in the Credit Agreement) of Parent listed on Schedule 1.1(b)-2 to the Existing Credit Agreement (as defined in the Credit Agreement).”

3. Representations and Warranties of Holder. The Company represents and warrants as of the date hereof to the Agent and each Lender that:

(a) The Company (i) has the power and authority (corporate or otherwise), and the legal right, to make, deliver and perform this Amendment and (ii) has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment;

(b) No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment; and

(c) This Amendment (i) has been duly executed and delivered on behalf of the Company and (ii) constitutes a legal, valid and binding obligation of the Company, enforceable against the Company, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

4. Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the Agent of this Amendment duly executed and delivered by a Responsible Officer of the Company and by the Agent (the date of satisfaction of such condition precedent, the “First Amendment Effective Date”).

5. Loan Documents. This Amendment shall constitute a Loan Document, as such term is defined in the Credit Agreement. This Amendment is not intended to nor shall it be construed to create a novation or accord and satisfaction with respect to any of the Obligations.

6. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7. Integration; Execution. This Amendment and the other Loan Documents represent the entire agreement of the Company and the Holder with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Holder relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARDS TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

9. Survival. The representations and warranties contained in Section 3 of this Amendment shall survive the execution and delivery of this Amendment and the First Amendment Effective Date.

10. Ratification; No Other Amendments; No Waiver. Except as expressly modified hereby, the Warrant is hereby ratified and confirmed by the parties hereto and remains in full force and effect in accordance with the terms thereof. Other than as otherwise expressly provided herein, this Amendment shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege or remedy of the Holder, nor shall the entering into of this Amendment preclude any such Person from refusing to enter into any further amendments with respect to the Warrant or any of the other Loan Documents. Other than as otherwise expressly provided herein, this Amendment shall not constitute a waiver of compliance with any covenant or other provision in the Warrant or any other Loan Document or of the occurrence or continuance of any present or future Default or Event of Default.

11. Costs; Expenses. Subject to and in accordance with Section 9.5 of the Credit Agreement, regardless of whether the transactions contemplated by this Amendment are consummated, the Holder agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Holder incurred in connection with the development, preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements and other charges of counsel and consultants to the Holder.

12. Headings. The section headings contained in this Amendment are inserted for convenience only and will not affect in any way the meaning or interpretation of this Amendment.

13. Amendments. This Amendment may not be amended or modified except in the manner specified for an amendment of or modification to the Warrant in Section 17.6 of the Warrant.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

AMERICAN SHALE DEVELOPMENT, INC.

By:
Name:	John G. Corp
Title:	President

Signature Page to

First Amendment to Warrant

HOLDER:

CHAMBERS ENERGY CAPITAL EXEMPT, LP

By:
Guy Hoffman Managing Director

Signature Page to

First Amendment to Warrant